SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2007

PROSPECT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-145110	26-0508760

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)

695 East Main Street, Stamford, Connecticut, 06901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 363-0885

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 30, 2007, Prospect Acquisition Corp. (the “Company”) issued a press release announcing that separate trading of the Common Stock and Warrants included in its Units listed on the American Stock Exchange under the trading symbol PAX.U, will begin separate trading on December 3, 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated November 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

PROSPECT ACQUISITION CORP.
By:	/s/ David A. Minella
David A. Minella
Chief Executive Officer

Dated: December 3, 2007